EXHIBIT 99.2

OPTION/PURCHASE AGREEMENT

This Option/Purchase Agreement (“Agreement”) is entered into as of March 2, 2010, by and between Socius CG II, Ltd., a Bermuda exempted company (“Purchaser”), and Lyles Mechanical Co., a California corporation (“Creditor”), and, as to the Acknowledgment at the end of this Agreement, by Pacific Ethanol, Inc., a Delaware corporation (“PEI”).

RECITALS

F.   PEI is indebted to Creditor pursuant to the terms of that certain Promissory Note (Final Payment), payable to Creditor, dated  October 20, 2008. in the principal amount of $1,500,000 (the “Note”).

G.   As of the date of this Agreement, PEI is in default under the Note.  PEI is also indebted to Creditor for accrued and unpaid interest, for a total amount due and payable by PEI to Creditor of  $1,733,920 (consisting of $1,500,000 principal amount, plus $233,920 in unpaid interest accrued through February 28, 2010) as of the date hereof (such total amount, plus all additional interest that accrues on the unpaid principal balance under the Note on and after February 28, 2010, being collectively referred to herein as the “Indebtedness”).

H.   Creditor and Purchase desire Creditor to have the option in the future, to be exercised at the sole and absolute discretion of Creditor, if at all, to sell, transfer and assign to Purchaser the right of Creditor to receive payment of all of the Indebtedness (the “Indebtedness Claim”) for a purchase price equal to the full amount of the Indebtedness Claim (the “Purchase Price”).  If such option is exercised by Creditor in its sole and absolute discretion,  then Purchaser desires to purchase the Indebtedness Claim, all subject to the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.   Option to Sell Indebtedness Claim

(a)   Option; Exercise of Option.  Creditor shall have the option (the “Option”), to be exercised at the sole and absolute discretion of Creditor, if at all, to sell, transfer and assign to Purchaser the Indebtedness Claim.  In order to exercise the Option, Creditor shall provide Purchaser with written notice of its exercise of  such Option, substantially in the form attached as Exhibit 1 (the “Option Exercise Notice”), specifically identifying the dollar amount of the principal and accrued and unpaid interest constituting the Indebtedness Claim as of the Option Exercise Notice date.

(b)   Purchase of  the Indebtedness Claim; Excluded Rights; Purchase Price.  Upon the exercise of the Option by Creditor, Purchaser shall purchase from Creditor, and Creditor shall sell, transfer, convey and assign to Purchaser, for the consideration specified in the last sentence of this sub-paragraph (b), all right, title and interest in and to the Indebtedness Claim as specified in the Option Exercise Notice, subject to the conditions subsequent set forth below.  It is expressly understood and agreed by the parties that the Indebtedness Claim shall not include, and the Purchaser under this Agreement shall not be purchasing or otherwise obtaining, unless expressly included in the Indebtedness Claim as described in the Option Exercise Notice, any rights of Creditor against PEI that do not arise under the Note, which Creditor hereby expressly retains and preserves for its own benefit.

(c)   Notice of Filing of Action and Settlement Motion.   No later than close of business on the third business day after Creditor has provided to Purchaser the Option Exercise Notice, Purchaser shall provide written notice to Creditor that (i) Purchaser has filed an action (the “Action”) against PEI in the Superior Court of the State of California in and for the County of Los Angeles (the “Court”) for collection of the Indebtedness Claim, specifying the date that the Action was commenced (the “Action Commencement Date”), and (ii) a motion in the Action has been filed seeking Court approval of the settlement of the Action on terms acceptable to Purchaser and in accordance with Section 3(a)(10) of the Securities Act of 1933, as amended (the “Settlement”).   If such written notice is not provided by Purchaser to Creditor by the close of business on the third business day after the date Creditor has provided to Purchaser the Option Exercise Notice,  then this Agreement shall be deemed void ab initio and of no further force or effect, and no Option exercise with respect to the Indebtedness Claim, or sale or assignment of the Indebtedness Claim, shall have occurred or be deemed to have occurred.

(d)   Court Approval Notice.  Purchaser shall provide written notice to Creditor reasonably promptly after the Court has entered an order in form and substance acceptable to Purchaser approving the Settlement (such written notice being hereinafter referred to as the “Court Approval Notice”).  In all events and circumstances, if  Purchaser has not provided the Court Approval Notice by the close of business on the tenth business day after the Action Commencement Date  pertaining to the Indebtedness Claim (regardless of whether Purchaser has simply overlooked providing such notice by such tenth business day, is not in a position to provide such notice by such tenth business day because the Court has not entered an order approving the Applicable Settlement by such tenth business day, or for any other reason in Purchaser’s sole discretion Purchaser has failed to timely provide the Court Approval Notice),  then Creditor shall have the right to terminate and cancel this Agreement by providing written notice of termination to Purchaser at any time prior to receiving the Court Approval Notice from Purchaser.   If such termination is so effected by Creditor, then this Agreement shall be deemed void ab initio and of no further force or effect, and no Option exercise with respect to the Indebtedness Claim, or sale or assignment of the Indebtedness Claim, shall have occurred or be deemed to have occurred.

(e)   Payment of  Purchase Price.  If the Court Approval Notice is provided by Purchaser to Creditor before Creditor has exercised any termination right set forth in sub-paragraph (d) immediately above, then no later than close of business on the second business day after the date the Court Approval Notice is provided by Purchaser to Creditor,  Purchaser shall pay the Purchase Price to Creditor by wire transfer to Creditor pursuant to the following wire transfer instructions (the date upon which the Purchase Price has been so timely paid by Purchaser to Creditor being hereinafter referred to as the “Payment Date”);

Wire To: Citibank (West) FSB 2303 Kern St. Fresno, CA 93721

ABA #:	xxx xxx xxx

Account Party:	Lyles Mechanical Co. 1210 W. Olive Ave. Fresno, CA 93744
Account #: Contact: Phone #:	xxxx xxxxx Ponnie Davis (559) 447-7420

If payment of the Purchase Price is not so timely made by Purchaser to Creditor on the Payment Date, then Creditor shall have the right to terminate and cancel this Agreement by providing written notice of termination to Purchaser at any time prior to payment of the Purchase Price.     If such termination is so effected by Creditor, then this Agreement shall be deemed void ab initio and of no further force or effect, and no Option exercise with respect to the Indebtedness Claim, or sale or assignment of the Indebtedness Claim, shall have occurred or be deemed to have occurred.

(f)   Satisfaction of Conditions Subsequent.  Upon (and only upon) the occurrence of the following four conditions subsequent:  (i) the written notice of the Action Commencement Date and of the filing of the motion for Court approval of the Settlement having been timely provided to Creditor by Purchaser pursuant to sub-paragraph (c) of this Section 1, (ii) the Court Approval Notice having been provided by Purchaser to Creditor before Creditor has exercised any termination right pursuant to sub-paragraph (d) of this Section 1, (iii) PEI has provided to Creditor a new executed “Acknowledgment by PEI,” similar to the “Acknowledgment by PEI” at the end of this Agreement but updated to speak as of the Option Exercise Date and the date that the conditions subsequent described in this sub-paragraph (f) are satisfied; and (iv) the payment to Creditor of the Purchase Price before Creditor has exercised any termination right pursuant to sub-paragraph (e) of this Section 1,

(x)    All conditions subsequent shall have been satisfied and the sale and assignment of the Indebtedness Claim shall be complete and indefeasible; and

(y)    Prior to the close of business on the second business day after the occurrence of the four conditions subsequent described above in this sub-paragraph (f) of this Section 1, Creditor shall deliver the Note to Purchaser endorsed over to Purchaser along with a signed legend that “All claims to principal and interest and any other amount hereunder have been sold and assigned to Purchaser”; and Purchaser, prior to the close of business on the second business day after its receipt of the Note, shall deliver the Note to PEI marked “CANCELLED; PAID IN FULL PURSUANT  TO CONSUMMATION OF SETTLEMENT WITH PEI”.   Each of Creditor and Purchaser agrees that its respective obligation under sub-paragraph (y) is for the protection and benefit of PEI, and accordingly agrees that in the event that the conditions subsequent described above in this sub-paragraph (y) are satisfied with respect to the Indebtedness Claim including that the Purchase Price is timely paid on the Payment Date), (A) Creditor’s obligation to deliver the Note to Purchaser with the above-specified legend shall be enforceable by PEI as a third-party beneficiary of this provision, and (B) Purchaser’s obligation to deliver the Note to Purchaser with the above-specified cancellation marking shall be enforceable by PEI as a third-party beneficiary of this provision.

(g)   Creditor shall have no obligation whatsoever to exercise the Option.  This Agreement applies only to the Indebtedness Claim if and when the Option is ever exercised, in Creditor’s sole and absolute discretion.  Creditor has not agreed (and does not anywhere in this Agreement agree) to exercise the Option, and unless and until Creditor exercises the Option, Creditor has in no way restricted itself from taking any action with respect to, or dealing with and treating with, the Indebtedness and/or the Note as Creditor sees fit in Creditor’s sole and absolute discretion.

2.   Representations and Warranties of Creditor.  Upon any exercise of the Option by Creditor in Creditor’s sole and absolute discretion by Creditor providing the Option Exercise Notice to Purchaser, Creditor automatically shall be deemed to represent and warrant to Purchaser as follows as of the date of the Option Exercise Notice:

(a)   Creditor is the owner of the Indebtedness Claim, free and clear of all liens and encumbrances.  Creditor has not previously transferred, encumbered or released all or any part of the Indebtedness Claim.

(b)   Creditor will at all times promptly withhold and pay any federal, state, local or foreign taxes legally due and payable by Creditor as a result of payment of the Purchase Price, including without limitation all income taxes, self employment taxes and foreign entity withholding taxes.

(c)   Creditor has all necessary power and authority to (i) execute, deliver and perform all of its obligations under this Agreement, and (ii) sell and transfer the Indebtedness Claim.  Creditor has such knowledge and experience in business and financial matters that it is able to protect its own interests and evaluate the risks and benefits of entering into this Agreement.  Creditor acknowledges and agrees that it has had an opportunity to conducts its own due diligence and consult with its own counsel, tax and financial advisors, and that Creditor is not relying in that regard on Purchaser.  Creditor acknowledges that except as expressly set forth in Section 3 below, Purchaser is not making any representations or warranties, including, without limitation, about PEI.

(d)   The execution, delivery and performance of this Agreement by Creditor has been duly authorized by all requisite action on the part of Creditor, and has been duly executed and delivered by Creditor.

(e)   Except as expressly stated herein, Creditor is not, directly or indirectly, receiving any consideration from or being compensated in any manner by, and will not at any time in the future accept any consideration or compensation from, PEI, any affiliate of PEI, or any other person for entering into this Agreement or selling the Indebtedness Claim.

3.   Representations and Warranties of Purchaser.  Upon any exercise of the Option by Creditor in Creditor’s sole and absolute discretion by Creditor providing the Option Exercise Notice to Purchase, Purchaser automatically shall be deemed to represent and warrant to Creditor as follows as of the date of the Option Exercise Notice:

(a)    Purchaser has all necessary power and authority to execute, deliver and perform all of its obligations under this Agreement.

(b)    The execution, delivery and performance of this Agreement by Purchaser has been duly authorized by all requisite action on the part of Purchaser, and has been duly executed and delivered by Purchaser.

(c)    Purchaser is an “accredited investor” as defined in Rule 501(a) of Regulation D of the Securities Act and has such knowledge and experience in business and financial matters that it is able to protect its own interests and evaluate the risks and benefits of entering into this Agreement and purchasing the Indebtedness Claim.  Purchaser acknowledges and agrees that it has had an opportunity to conducts its own due diligence and consult with its own counsel, tax and financial advisors, and that Purchaser is not relying in that regard on Creditor.  Purchaser acknowledges that (i) except as expressly set forth in Section 2 above, Creditor is not making any representations or warranties about the Indebtedness Claim, and (ii) Creditor is not making any representations or warranties about PEI.

4.   Fees and Expenses.  Each  of Creditor and Purchaser shall pay the fees and expenses of its own advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.  Creditor understands that Purchaser shall not be liable for any commissions, selling expenses, orders, purchases, contracts, taxes, withholding, or obligations of any kind resulting from any of Creditor’s transactions.  Creditor agrees to satisfy any and all of its tax withholding and other obligations from the Purchase Price,  and will indemnify, defend and hold Purchaser and its affiliates harmless with respect to all such obligations.

5.   Choice of Law.  This Agreement shall be governed by and construed according to the laws of the State of California, without giving effect to its choice of law principles.  Creditor agrees that all actions and proceedings arising out of or relating directly or indirectly to this Agreement or any ancillary agreement or any other obligations shall be litigated solely and exclusively in the state or federal courts located in Los Angeles, California, that such courts are convenient forums, and that Creditor submits to the personal jurisdiction of such courts for purposes of any such actions or proceedings.

6.   Limitation of Damages.  Each of the parties hereby waives any right which it may have to claim or recover any incidental, special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages.  Purchaser shall have no liability hereunder for any delay in or failure to obtain Court Approval, or for any other causes beyond Purchaser’s control.

7.   Notices.  All notices and other communications shall be in writing and shall be provided by the transmitting party to the recipient party by overnight delivery, facsimile transmission, e-mail or U.S. mail, as follows:

If to Purchaser:
Socius CG II, Ltd.
11150 Santa Monica Blvd., Suite 1500
Los Angeles, CA  90025
Att’n:  Terren Peizer
Fax No.:  (310) 444-5300
Email:  info@sociuscg.com

with a copy to:

Luce Forward Hamilton & Scripps LLP
601 South Figueroa St., Suite 3900
Los Angeles, CA  90017
Att’n:  John C. Kirkland, Esq.
Fax No.:  (213) 452-8035
Email:  jkirkland@luce.com

If to Creditor:	Lyles Mechanical Co. 1210 W. Olive Ave. Fresno, CA 93728 Att’n: Will Lyles Fax No.: (559) 441-1290 Email: wlyles@ldico.com with a copy to:

Howard Rice Nemerovski Canady Falk & Rabkin, P.C.
Three Embarcadero Center, 7th Floor
San Francisco, CA  94111
Att’n:  Jeffrey L. Schaffer, Esq.
Fax No.:  (415) 677-6262
Email:  jschaffer@howardrice.com

All notices and communications shall be deemed made and effective as follows:  (i) if transmitted for overnight (next-day) delivery via a nationally recognized overnight delivery service, the first business day after being delivered by the transmitting party to such overnight delivery service, provided that the overnight delivery service maintains a tracking number and can confirm to the transmitting party that delivery to the recipient party has occurred (and otherwise upon delivery to the recipient party), (ii) if faxed, when transmitted in legible form by facsimile machine to the recipient party’s correct facsimile machine number (provided that the transmitting party has retained its facsimile machine-generated confirmation of the receipt of such fax by the recipient party’s facsimile machine), (iii) if by email, when transmitted by e-mail (provided that the e-mail was sent to the recipient party’s correct e-mail address and that the e-mail was not returned to the transmitting party as undeliverable), or (iv) if mailed via regular U.S. mail, upon delivery to the recipient party.  Either party may designate a superseding notice contact name, street address, e-mail address or fax number by providing the other party with written notice pursuant to the provisions of this Section 7.

8.   General.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.  This Agreement is intended for the benefit of Creditor and Purchaser and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person (except for the provisions in subparagraph (y) of subparagraph (f) of Section 1 above that are expressly stated to be for the benefit of, and enforceable by, PEI).   If the Option is exercised by Creditor in its sole and absolute discretion, the representations and warranties contained herein shall survive.  This Agreement may be executed in two or more counterparts, by facsimile or electronic transmission, all of which when taken together shall be considered one original.

9.   Amendments and Waivers.  No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both Creditor and Purchaser, or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either Creditor or Purchaser to exercise any right hereunder in any manner impair the exercise of any such right.

10.   Entire Agreement.  This Agreement, together with the exhibits hereto, contains the entire agreement and understanding between Creditor and Purchaser, and supersedes all prior and contemporaneous agreements, term sheets, letters, discussions, communications and understandings, both oral and written, between Creditor and Purchaser concerning the Indebtedness claim, which Creditor and Purchaser acknowledge have been merged into this Agreement.  No party, representative, attorney or agent has relied upon any collateral contract, agreement, assurance, promise, understanding or representation not expressly set forth hereinabove.  The parties hereby expressly waive all rights and remedies, at law and in equity, directly or indirectly arising out of or relating to, or which may arise as a result of, any person or entity’s reliance on any such assurance.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.

PURCHASER:	SOCIUS CG II, LTD., a Bermuda exempted company By: /S/ TERRY PEIZER Terry Peizer, Managing Director

CREDITOR:	LYLES MECHANICAL CO., a California corporation

By: /S/ JOHN LEONARDO John Leonardo, Assistant Treasurer and Secretary

ACKNOWLEDGMENT BY PEI

PEI hereby acknowledges and agrees as follows:

(1) The recitals in Recital Paragraphs A and B on the first page of the foregoing Agreement are true and correct;

(2) The sale and assignment of the Indebtedness Claim does not cover any rights of Creditor against PEI that do not arise under the Note, and neither Creditor’s entering into the foregoing Agreement nor possible future sale and assignment of the Indebtedness Claim hereunder shall in any way prejudice or have any adverse effect on any such other rights of Creditor;

(3)  The execution, delivery and performance of the foregoing Agreement by Creditor and Purchaser does not and will not (a) conflict with, violate or cause a breach or default under the Note, or any other agreement or document related to the debt comprising the  Indebtedness Claim, or (b) require any waiver, consent or other action of PEI or any of affiliate of PEI;

(4)  The Note is valid, outstanding and enforceable in accordance with its terms, and is not subject to any defense or offset, and shall not become subject to any defense or offset (other than repayment and cancellation of the Note by if, when and as provided in sub-paragraph (y) of sub-paragraph (f) of foregoing Agreement) by virtue of the consummation of the sale and assignment of the Indebtedness Claim under the foregoing Agreement; and

(5)  Each of Creditor and Purchaser is relying on the foregoing acknowledgments and agreements by PEI in entering into the foregoing Agreement.

PACIFIC ETHANOL, INC., a Delaware corporation By: /S/ NEIL M. KOEHLER Neil M. Koehler, Chief Executive Officer